Exhibit 99.1

WeightWatchers Announces Third Quarter 2025 Results

End of Period Subscribers of 3.0 million, including Clinical Subscribers of 124 thousand

Total Revenues of $172 million; Clinical Subscription Revenues of $26 million, up 35% year-over-year

Net Loss of $58 million; Net Loss Margin of 33.4%; Adjusted EBITDA1 of $43 million and Adjusted EBITDA Margin1 of 24.9%

Narrowing 2025 Guidance to the higher end of previous ranges for Revenue and Adjusted EBITDA1

NEW YORK (November 6, 2025) – WW International, Inc. (Nasdaq: WW) (“WeightWatchers,” “WW,” or the “Company”) today announced its results for the third quarter of fiscal 2025 ended September 30, 20252 in this Earnings Press Release and a Shareholder Letter posted on the Company’s Corporate Website.

Third Quarter 2025 Overview

•

Q3 reflected a significantly strengthened balance sheet as the Company’s first full quarter post-restructuring, with total debt reduced by more than 70% (~$1.1 billion) and Cash at quarter end increasing to $170 million from $152 million at the end of Q2.

•

Clinical Subscription Revenue growth remained strong at 35.3% year-over-year, with retention of members previously prescribed compounded semaglutide better than expected. Total Revenues declined 10.8% year-over-year.

•

Net Loss of $58 million was negatively impacted by a $53 million charge for income tax expense. As a result, Net Loss Margin was 33.4%. Adjusted EBITDA[1] was $43 million; Adjusted EBITDA Margin[1] remained strong at 24.9% reflecting disciplined cost management across the business and timing of marketing spend.

•	Execution of strategic priorities is advancing, with key initiatives launched including the new Menopause program, and strong progress across brand, digital, and clinical innovation.

•	Added senior leaders across technology, experience, and international to further strengthen the executive team and accelerate execution.

•	Narrowing 2025 Guidance to the higher end of previous ranges for Revenues to $695 - $700 million and Adjusted EBITDA[1] to $145 - $150 million.

“WeightWatchers is entering a new era, uniquely positioned at the intersection of medical innovation and behavioral science, to lead this rapidly evolving weight health market,” said Tara Comonte, CEO of WeightWatchers. “GLP-1s are a breakthrough in obesity care, but real success, with or without medication, comes from combining science, healthy habits, accountability, and connection. As medications become a more central part of sustainable weight management, our integrated care model uniting clinical solutions with six decades of expertise in behavior change and community support, positions WeightWatchers as the leading comprehensive solution for people taking control of their weight health. The progress we made in Q3 has been a strong step in the right direction as we build toward that future.”

“Our healthier balance sheet has enabled us to begin investing in growth opportunities, while continuing to deliver strong profitability,” said Felicia DellaFortuna, CFO of WeightWatchers. “While our Behavioral business continues to be pressured, we’re pleased with our Clinical Revenue growth of 35% and robust Adjusted EBITDA Margin1 of 24.9%, reflecting our continued cost discipline while we also build for sustainable future growth.”

Full Year Fiscal 2025 Guidance

The Company is narrowing its full year fiscal 2025 Guidance to the higher end of previously guided ranges:

•	Revenues: $695 million - $700 million from previous guidance of $685 million - $700 million

•	Adjusted EBITDA[1]: $145 million - $150 million from previous guidance of $140 million - $150 million

Third Quarter Conference Call and Webcast

The Company has scheduled a conference call today at 8:30 a.m. ET to discuss results.

The webcast of the conference call will be available on the Company’s corporate website, corporate.ww.com, under Events and Presentations. A replay of the webcast will be available on this site for at least 90 days.

1Statement regarding Non-GAAP Financial Measures

To supplement the Company’s consolidated results presented in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company has disclosed non-GAAP financial measures of operating results that exclude or adjust certain items. The Company presents in this release non-GAAP financial measures, including earnings before interest, taxes, depreciation, amortization and stock-based compensation (“EBITDA”); and for each period presented, EBITDA adjusted, as applicable, for (a) franchise rights acquired impairments, (b) reorganization items, net related to the Company’s emergence from its Chapter 11 financial reorganization, (c) transaction costs related to strategic alternatives and the Company’s Chapter 11 financial reorganization, (d) net restructuring charges associated with the previously disclosed 2024, 2023, and 2022 restructuring plans, (e) former Chief Executive Officer (“CEO”) separation expenses, and (f) other items such as the impact of foreign exchange gains and losses as indicated in the reconciliations below that management believes are not indicative of ongoing operations (“Adjusted EBITDA”). The Company also presents gross profit, marketing expenses, selling, general and administrative expenses, and product development expenses on a non-GAAP basis that adjusts for similar items, as further indicated in the reconciliations below.

As exchange rates are an important factor in understanding period-to-period comparisons, the Company believes in certain cases the presentation of results on a constant currency basis in addition to reported results helps improve investors’ ability to understand the Company’s operating results and evaluate the Company’s performance in comparison to prior periods. Constant currency information compares results between periods as if exchange rates had remained constant period-over-period. The Company uses results on a constant currency basis as one measure to evaluate the Company’s performance. In this press release, the Company calculates constant currency by calculating current-year results using prior-year foreign currency exchange rates. The Company generally refers to such amounts calculated on a constant currency basis as excluding or adjusting for the impact of foreign currency or being on a constant currency basis. These results should be considered in addition to, not as a substitute for, results reported in accordance with GAAP and are not meant to be considered in isolation. Results on a constant currency basis, as the Company presents them, may not be comparable to similarly titled measures used by other companies and are not measures of performance presented in accordance with GAAP.

Management believes these non-GAAP financial measures provide useful supplemental information to investors regarding the performance of the Company’s business and are useful for period-over-period comparisons of the performance of the Company’s business. While the Company believes that these non-GAAP financial measures are useful in evaluating the Company’s business, this information should be considered as supplemental in nature and is not meant to be considered in isolation or as a substitute for the related financial information prepared in accordance with GAAP. In addition, these non-GAAP financial measures may not be the same as similarly titled measures reported by other companies. See “Reconciliation of Non-GAAP Financial Measures” in this release and reconciliations, if any, included elsewhere in this release for a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures.

A reconciliation of the forward-looking full year Adjusted EBITDA outlook to net income cannot be provided without unreasonable effort because of the inherent difficulty of accurately forecasting the occurrence and financial impact of the various adjusting items necessary for such reconciliation that have not yet occurred, are out of the Company’s control, or cannot be reasonably predicted. For the same reasons, the Company is unable to assess the probable significance of the unavailable information, which could have a material impact on its future GAAP financial results.

2Fresh Start Accounting and Predecessor and Successor Periods

In connection with the Company’s emergence from its financial reorganization process on June 24, 2025, the Company applied fresh start accounting which resulted in Successor and Predecessor financial statement presentation. References to “Successor” relate to the Company’s operations for the three months ended September 30, 2025 and the period from June 25, 2025 through September 30, 2025. References to “Predecessor” relate to the Company’s operations for the period from December 29, 2024 through June 24, 2025 and the three and nine months ended September 28, 2024. Accordingly, the consolidated financial statements after June 24, 2025 are not comparable with the consolidated financial statements as of or prior to that date.

Definitions

“Behavioral” business refers to providing subscriptions to the Company’s digital product offerings with the option to add on unlimited access to the Company’s workshops.

“Clinical” business refers to providing subscriptions to the Company’s clinical product offerings provided by WeightWatchers Clinic combined with the Company’s digital subscription product offerings and unlimited access to the Company’s workshops.

“Revenues” - “Subscription Revenues” consist of the aggregate of: (a) “Behavioral Subscription Revenues”, the fees associated with subscriptions for the Company’s Behavioral offerings; and (b) “Clinical Subscription Revenues”, the fees associated with subscriptions for the Company’s Clinical offerings. In addition, “Other Revenues” (formerly known as “product sales and other”) consist of revenues from licensing, franchise fees with respect to commitment plans and royalties, publishing and other revenues. Prior to fiscal 2024, Other Revenues included sales of consumer products.

“Incoming Subscribers” - “Subscribers” refer to Behavioral subscribers and Clinical subscribers who participate in recurring bill programs in Company-owned operations. The “Incoming Subscribers” metric reports Subscribers in Company-owned operations at a given period start. Recruitment and retention are key drivers for this metric. Management utilizes this metric to monitor changes in the subscriber base which directly impacts the Company’s revenue growth and trends.

“End of Period Subscribers” - “End of Period Subscribers” metric reports Subscribers in Company-owned operations at a given period end. Recruitment and retention are key drivers for this metric. Management utilizes this metric to monitor changes in the subscriber base which directly impacts the Company’s revenue growth and trends.

“Monthly Subscription Revenues Per Average Subscriber” - The “Monthly Subscription Revenues Per Average Subscriber” metric reports the monthly fees associated with subscriptions for the Company’s offerings divided by the Average Subscriber for its businesses. Monthly Subscription Revenues for both quarterly and year-to-date periods for each respective business are calculated as Subscription Revenues divided by the number of months in the respective quarterly or year-to-date period. The “Average Subscriber” for quarterly periods for each respective business is the average of its Incoming Subscribers and End of Period Subscribers for the respective quarterly period. The “Average Subscriber” for year-to-date periods for each respective business is the average of its Incoming Subscribers at the beginning of the fiscal year and its End of Period Subscribers for each quarter end within the respective year-to-date period. Management utilizes this metric to consider revenue growth and trends on a per subscriber basis.

About WeightWatchers

WeightWatchers is the global leader in science-backed weight management, offering an integrated support system that combines scientific expertise and human connection. With more than 60 years of experience, WeightWatchers is the most studied commercial weight management program in the world, delivered through its No. 1 U.S. doctor-recommended weight-loss program. Its holistic, personalized approach also includes U.S.-based clinical interventions, medications when clinically appropriate, and a global network of coaches and community support. Since 1963, the company has surrounded its members with the support they need to reach and sustain their goals, wherever they are on their journey. Members can access these solutions directly, or through WeightWatchers for Business’ full-spectrum platform for employers, health plans, and payers. In a landscape crowded with contradictory advice, isolating apps, and one-size-fits-all solutions, WeightWatchers offers a proven path forward, grounded in empathy and designed to help every member feel better in their body and live a longer, healthier life. For more information, visit weightwatchers.com.

This news release includes “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, in particular, any statements about the Company’s plans, strategies, objectives, initiatives, and prospects. The Company generally uses the words “may,” “will,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend,” “aim” and similar expressions in this news release to identify forward-looking statements. The Company bases these forward-looking statements on its current views with respect to future events and financial performance. Actual results could differ materially from those projected in the forward-looking statements. These forward-looking statements are subject to risks, uncertainties and assumptions, including, among other things: the Company’s recent emergence from bankruptcy, which could adversely affect the Company’s business and relationships and subjects us to risks and uncertainties; competition from other weight management and health and wellness industry participants or the development of more effective or more favorably perceived weight management methods; the Company’s failure to continue to retain and grow its subscriber base; the Company’s ability to be a leader in the rapidly evolving and increasingly competitive clinical weight management and weight loss market; the Company’s ability to continue to develop new, innovative services and products and enhance its existing services and products or the failure of its services, products or brands to continue to appeal to the market, or the Company’s ability to successfully expand into new channels of distribution or respond to consumer trends or sentiment; regulatory, reputational and other risks associated with the Company’s former compounded GLP-1 offering; the Company’s ability to successfully implement strategic initiatives; the Company’s ability to evolve its community offerings to meet the evolving preferences of its members; the effectiveness and efficiency of its advertising and marketing programs, including the strength of its social media presence; the impact on the Company’s reputation of actions taken by its franchisees, licensees, suppliers, affiliated provider entities, PCs’ healthcare professionals, and other partners, including as a result of the Company’s acquisition of Weekend Health, Inc., doing business as Sequence (“Sequence”) (the “Acquisition”); the recognition of asset impairment charges; the loss of key personnel, strategic partners or consultants or failure to effectively manage and motivate the Company’s workforce; the Company’s chief executive officer transition; the Company’s ability to successfully make acquisitions or enter into collaborations or joint ventures, including its ability to successfully integrate, operate or realize the anticipated benefits of such businesses, including with respect to Sequence; uncertainties related to a downturn in general economic conditions or consumer confidence, including as a result of the existing inflationary environment, changes in tariffs and escalating trade tensions, rising interest rates, the potential impact of political and social unrest and increased volatility in the credit and capital markets; the impact of prolonged or recurring U.S. federal government shutdowns and any resulting volatility in the capital markets or interruptions in the Company’s access to capital; the seasonal nature of the Company’s business; the Company’s failure to maintain effective internal control over financial reporting; the impact of events that impede accessing resources or discourage or impede people from gathering with others; the early termination by the Company of leases; the inability to renew certain of the Company’s licenses, or the inability to do so on terms that are favorable to the Company; the impact of the Company’s substantial amount of debt, debt service obligations and debt covenants, and its exposure to variable rate indebtedness; the ability to generate sufficient cash to service the Company’s debt and satisfy its other liquidity requirements; uncertainties regarding the satisfactory operation of the Company’s technology or systems; the impact of data security breaches and other malicious acts or privacy concerns, including the costs of compliance with evolving privacy laws and regulations; the Company’s ability to successfully integrate and use artificial intelligence in its business; the Company’s ability to enforce its intellectual property rights both domestically and internationally, as well as the impact of its involvement in any claims related to intellectual property rights; the impact of existing and future laws and regulations, including federal and state regulations relating to compounded medications; risks related to the Company’s exposure to extensive and complex healthcare laws and regulations as a result of the Acquisition; the outcomes of litigation or regulatory actions; risks and uncertainties associated with the Company’s international operations, including regulatory, economic, political, social, intellectual property, and foreign currency risks, which risks may be exacerbated as a result of war and terrorism; risks related to the Acquisition, including risks that the Acquisition may not achieve its intended results; the possibility that the Company could fail to maintain the listing of the Company’s common stock on Nasdaq; risks related to the actions of activist shareholders and anti-takeover provisions in the Company’s articles of incorporation and bylaws; uncertainty and continuing risks associated with the Company’s ability to achieve its goals; and other risks and uncertainties, including those included in this press release and those detailed from time to time in the Company’s periodic reports filed with the Securities and Exchange Commission (the “SEC”) (which are available on the SEC’s EDGAR database at www.sec.gov and via the Company’s website at corporate.ww.com). You should not put undue reliance on any forward-looking statements. You should understand that many important factors, including those discussed herein, could cause the Company’s results to differ materially from those expressed or suggested in any forward-looking statement. Except as required by law, the Company does not undertake any obligation to update or revise these forward-looking statements to reflect new information or events or circumstances that occur after the date of this news release or to reflect the occurrence of unanticipated events or otherwise. Readers are advised to review the Company’s filings with the SEC (which are available on the SEC’s EDGAR database at www.sec.gov and via the Company’s website at corporate.ww.com).

For investor inquiries, please contact:

John Mills or Anna Kate Heller

WeightWatchers@icrinc.com

For media inquiries, please contact:

Marielena Santana

media@ww.com

WW INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(IN THOUSANDS)

UNAUDITED

	Successor	Predecessor
	September 30, 2025	December 28, 2024
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$170,145	$53,024
Restricted cash	7,421	3,003
Receivables (net of allowances: September 30, 2025 - $1,307 and December 28, 2024 - $3,166)	14,902	14,428
Prepaid income taxes	6,290	11,676
Prepaid marketing and advertising	3,599	4,969
Prepaid expenses and other current assets	16,965	15,548

TOTAL CURRENT ASSETS	219,322	102,648
Property and equipment, net	8,892	15,798
Operating lease assets	3,229	42,047
Goodwill	200,073	239,583
Other intangible assets, net	507,629	115,762
Deferred income taxes	16,298	16,686
Other noncurrent assets	13,309	17,752

TOTAL ASSETS	$968,752	$550,276

LIABILITIES AND TOTAL EQUITY (DEFICIT)
CURRENT LIABILITIES
Portion of operating lease liabilities due within one year	$1,256	$8,168
Accounts payable	11,340	17,803
Salaries and wages payable	33,464	53,143
Accrued marketing and advertising	14,788	12,805
Accrued interest	977	11,322
Deferred acquisition payable	1,000	15,503
Other accrued liabilities	26,056	20,593
Income taxes payable	16,448	2,339
Deferred revenue	27,631	31,655

TOTAL CURRENT LIABILITIES	132,960	173,331
Long-term debt, net	465,492	1,430,643
Long-term operating lease liabilities	2,198	44,322
Deferred income taxes	44,465	14,762
Other noncurrent liabilities	648	1,590

TOTAL LIABILITIES	645,763	1,664,648
TOTAL EQUITY (DEFICIT)
Successor common stock, $0 par value; 1,000,000 shares authorized; 9,987 shares issued at September 30, 2025	378,533	—
Predecessor common stock, $0 par value; 1,000,000 shares authorized; 130,048 shares issued at December 28, 2024	—	—
Predecessor treasury stock, at cost, 49,997 shares at December 28, 2024	—	(3,024,710)
(Accumulated deficit) retained earnings	(56,262)	1,936,170
Accumulated other comprehensive income (loss)	718	(25,832)

TOTAL EQUITY (DEFICIT)	322,989	(1,114,372)

TOTAL LIABILITIES AND TOTAL EQUITY (DEFICIT)	$968,752	$550,276

WW INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Successor	Predecessor
	Three Months Ended September 30, 2025	Three Months Ended September 28, 2024
Subscription revenues, net (1)	$170,929	$191,248
Other revenues, net (2)	1,162	1,639

Revenues, net	172,091	192,887

Cost of subscription revenues (3)	47,908	63,329
Cost of other revenues	72	62

Cost of revenues	47,980	63,391

Gross profit	124,111	129,496
Marketing expenses	48,404	44,402
Product development expenses	7,550	10,048
Selling, general and administrative expenses	60,122	57,046
Franchise rights acquired impairments	—	57,045

Operating income (loss)	8,035	(39,045)
Interest expense	12,052	28,619
Other expense, net	342	5,870

Loss before income taxes	(4,359)	(73,534)
Provision for (benefit from) income taxes	53,157	(27,342)

Net loss	$(57,516)	$(46,192)

Net loss per share
Basic	$(5.76)	$(0.58)

Diluted	$(5.76)	$(0.58)

Weighted average common shares outstanding
Basic	9,987	79,732

Diluted	9,987	79,732

Note: Totals may not sum due to rounding.

(1)

“Subscription revenues, net” consist of the aggregate of: (a) net “Behavioral Subscription Revenues”, the fees associated with subscriptions for the Company’s Behavioral offerings; and (b) net “Clinical Subscription Revenues”, the fees associated with subscriptions for the Company’s Clinical offerings.

(2)	“Other revenues, net” consist of revenues from licensing, franchise fees with respect to commitment plans and royalties, publishing and other revenues.
(3)	“Cost of subscription revenues” consists of cost of revenues and operating expenses for the Company’s Behavioral and Clinical services.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Successor	Predecessor
	Period from June 25, 2025 through September 30, 2025	Period from December 29, 2024 through June 24, 2025	Nine Months Ended September 28, 2024
Subscription revenues, net (1)	$183,007	$360,953	$595,260
Other revenues, net (2)	1,251	2,615	6,248

Revenues, net	184,258	363,568	601,508

Cost of subscription revenues (3)	51,166	100,026	195,168
Cost of other revenues	72	158	1,750

Cost of revenues	51,238	100,184	196,918

Gross profit	133,020	263,384	404,590
Marketing expenses	51,188	110,871	188,260
Product development expenses	8,236	25,281	33,285
Selling, general and administrative expenses	62,975	78,480	140,456
Franchise rights acquired impairments	—	27,549	315,033

Operating income (loss)	10,621	21,203	(272,444)
Reorganization items, net	—	(1,143,918)	—
Interest expense	12,975	38,664	81,923
Other expense, net	1,274	6,685	4,187

(Loss) income before income taxes	(3,628)	1,119,772	(358,554)
Provision for income taxes	52,634	1,669	12,270

Net (loss) income	$(56,262)	$1,118,103	$(370,824)

(Net loss) earnings per share
Basic	$(5.63)	$13.93	$(4.67)

Diluted	$(5.63)	$13.80	$(4.67)

Weighted average common shares outstanding
Basic	9,987	80,271	79,474

Diluted	9,987	80,998	79,474

Note: Totals may not sum due to rounding.

(1)

“Subscription revenues, net” consist of the aggregate of: (a) net “Behavioral Subscription Revenues”, the fees associated with subscriptions for the Company’s Behavioral offerings; and (b) net “Clinical Subscription Revenues”, the fees associated with subscriptions for the Company’s Clinical offerings.

(2)	“Other revenues, net” consist of revenues from licensing, franchise fees with respect to commitment plans and royalties, publishing and other revenues.
(3)	“Cost of subscription revenues” consists of cost of revenues and operating expenses for the Company’s Behavioral and Clinical services.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(IN THOUSANDS)

UNAUDITED

	Successor	Predecessor
	Period from June 25, 2025 through September 30, 2025	Period from December 29, 2024 through June 24, 2025	Nine Months Ended September 28, 2024
Operating activities:
Net (loss) income	$(56,262)	$1,118,103	$(370,824)
Adjustments to reconcile net (loss) income to cash provided by (used for) operating activities:
Depreciation and amortization	27,174	14,201	29,103
Amortization of deferred financing costs and debt discount	(26)	1,766	3,763
Impairment of franchise rights acquired	—	27,549	315,033
Impairment of intangible and long-lived assets	—	97	297
Share-based compensation expense	—	4,032	7,059
Deferred tax provision (benefit)	1,064	(4,503)	(15,905)
Allowance for doubtful accounts	(513)	(1,131)	12,296
Reserve for inventory obsolescence	(2)	(1)	75
Foreign currency exchange rate loss	1,298	6,717	1,902
Non-cash reorganization items, net	—	(1,176,532)	—
Changes in cash due to:
Receivables	(2,245)	4,280	4,675
Inventories	2	3	97
Prepaid expenses	39,934	(31,281)	19,754
Accounts payable	1,454	(8,237)	(1,718)
Accrued liabilities	(14,623)	15,084	(14,551)
Deferred revenue	(2,220)	(2,914)	(2,745)
Other long term assets and liabilities, net	(11)	(2,236)	(15,334)
Income taxes	13,394	580	5,576

Cash provided by (used for) operating activities	8,418	(34,423)	(21,447)

Investing activities:
Capital expenditures	(6)	(87)	(598)
Capitalized software and website development expenditures	(3,678)	(6,253)	(12,620)
Cash paid for acquisitions, net of cash acquired	(1,020)	—	—
Other items, net	(3)	(1)	(5)

Cash used for investing activities	(4,707)	(6,341)	(13,223)

Financing activities:
Borrowings on revolving credit facility	—	171,341	—
Financing costs	—	(1,298)	—
Taxes paid related to net share settlement of equity awards	—	(145)	(631)
Cash paid for acquisitions	—	(16,000)	(16,500)
Other items, net	—	—	(4)

Cash provided by (used for) financing activities	—	153,898	(17,135)

Effect of exchange rate changes on cash and cash equivalents and restricted cash	235	3,966	(380)

Net increase (decrease) in cash and cash equivalents and restricted cash	3,946	117,100	(52,185)
Cash and cash equivalents and restricted cash, beginning of period	173,620	56,520	109,366

Cash and cash equivalents and restricted cash, end of period	$177,566	$173,620	$57,181

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

				Variance
	Successor		Predecessor	2025 vs 2024	2025 Constant Currency vs 2024
	Three Months Ended		Three Months Ended
	September 30, 2025		September 28, 2024
	GAAP	Constant Currency	GAAP
Selected Financial Data
Total Revenues	$172,091	$169,648	$192,887	(10.8%)	(12.0%)
Behavioral Subscription Revenues (1)	$145,152	$142,732	$172,194	(15.7%)	(17.1%)
Clinical Subscription Revenues (2)	$25,777	$25,777	$19,054	35.3%	35.3%
Subscription Revenues (3)	$170,929	$168,509	$191,248	(10.6%)	(11.9%)
Other Revenues (4)	$1,162	$1,139	$1,639	(29.1%)	(30.5%)

Note: Totals may not sum due to rounding.

(1)	“Behavioral Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Behavioral offerings.
(2)	“Clinical Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Clinical offerings.
(3)	“Subscription Revenues” is the sum of Behavioral Subscription Revenues and Clinical Subscription Revenues.
(4)	“Other Revenues” consist of revenues from licensing, franchise fees with respect to commitment plans and royalties, publishing and other revenues.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

				Variance
			Predecessor	2025 Combined vs 2024	2025 Combined Constant Currency vs 2024
	Nine Months Ended September 30, 2025		Nine Months Ended September 28, 2024
	Combined (1)	Combined (1) Constant Currency	GAAP
Selected Financial Data
Total Revenues	$547,826	$544,647	$601,508	(8.9%)	(9.5%)
Behavioral Subscription Revenues (2)	$458,133	$454,983	$537,731	(14.8%)	(15.4%)
Clinical Subscription Revenues (3)	$85,827	$85,827	$57,529	49.2%	49.2%
Subscription Revenues (4)	$543,960	$540,810	$595,260	(8.6%)	(9.1%)
Other Revenues (5)	$3,866	$3,837	$6,248	(38.1%)	(38.6%)

Note: Totals may not sum due to rounding.

(1)

These amounts combine the revenues of the Successor and Predecessor periods for comparability purposes. Although the Successor and Predecessor have a different accounting basis due to the application of fresh start accounting, none of the fresh start accounting adjustments impact revenue. Therefore, the combined revenue amounts presented are consistent with a pro forma presentation under Article 11 of Regulation S-X as if fresh start accounting was applied at the beginning of the first period presented.

(2)	“Behavioral Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Behavioral offerings.
(3)	“Clinical Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Clinical offerings.
(4)	“Subscription Revenues” is the sum of Behavioral Subscription Revenues and Clinical Subscription Revenues.
(5)	“Other Revenues” consist of revenues from licensing, franchise fees with respect to commitment plans and royalties, publishing and other revenues.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

(IN THOUSANDS, EXCEPT PERCENTAGES AND MONTHLY SUBSCRIPTION REVENUES PER AVERAGE SUBSCRIBER)

UNAUDITED

	$		$		$	$		$
	Successor				Predecessor
	Three Months Ended September 30, 2025				Three Months Ended September 28, 2024	Variance		Variance
			(Constant Currency)					(Constant Currency)
Incoming Subscribers (1)
Incoming Behavioral Subscribers		3,040		N/A	3,756		(19.0%)	N/A
Incoming Clinical Subscribers		127		N/A	81		56.5%	N/A

Incoming Subscribers		3,167		N/A	3,837		(17.4%)	N/A

End of Period Subscribers (2)
End of Period Behavioral Subscribers		2,862		N/A	3,589		(20.2%)	N/A
End of Period Clinical Subscribers		124		N/A	78		59.6%	N/A

End of Period Subscribers		2,986		N/A	3,667		(18.6%)	N/A

Monthly Subscription Revenues Per Average Subscriber (3)
Monthly Behavioral Subscription Revenues Per Average Subscriber		$16.39		$16.12	$15.63		4.9%	3.1%
Monthly Clinical Subscription Revenues Per Average Subscriber		$68.52		$68.52	$80.02		(14.4%)	(14.4%)
Monthly Subscription Revenues Per Average Subscriber		$18.52		$18.26	$16.99		9.0%	7.4%

Note: Totals may not sum due to rounding.

(1)	The “Incoming Subscribers” metric reports WW subscribers in Company-owned operations at a given period start.
(2)	The “End of Period Subscribers” metric reports WW subscribers in Company-owned operations at a given period end.
(3)

The “Monthly Subscription Revenues Per Average Subscriber” metric reports the monthly fees associated with subscriptions for the Company’s offerings divided by the Average Subscriber for its businesses. Monthly Subscription Revenues for quarterly periods for each respective business is calculated as Subscription Revenues divided by the number of months in the respective quarterly period. The “Average Subscriber” for quarterly periods for each respective business is the average of its Incoming Subscribers and End of Period Subscribers for the respective quarterly period.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

(IN THOUSANDS, EXCEPT PERCENTAGES AND MONTHLY SUBSCRIPTION REVENUES PER AVERAGE SUBSCRIBER)

UNAUDITED

	$		$		$	$		$
	Combined				Predecessor
	Nine Months Ended September 30, 2025				Nine Months Ended September 28, 2024	Variance		Variance
			(Constant Currency)					(Constant Currency)
Incoming Subscribers (1)
Incoming Behavioral Subscribers		3,244		N/A	3,731		(13.1%)	N/A
Incoming Clinical Subscribers		92		N/A	67		37.8%	N/A

Incoming Subscribers		3,336		N/A	3,798		(12.2%)	N/A

End of Period Subscribers (2)
End of Period Behavioral Subscribers		2,862		N/A	3,589		(20.2%)	N/A
End of Period Clinical Subscribers		124		N/A	78		59.6%	N/A

End of Period Subscribers		2,986		N/A	3,667		(18.6%)	N/A

Monthly Subscription Revenues Per Average Subscriber (3)
Monthly Behavioral Subscription Revenues Per Average Subscriber		$16.43		$16.31	$15.94		3.1%	2.3%
Monthly Clinical Subscription Revenues Per Average Subscriber		$78.30		$78.30	$81.91		(4.4%)	(4.4%)
Monthly Subscription Revenues Per Average Subscriber		$18.71		$18.60	$17.29		8.3%	7.6%

Note: Totals may not sum due to rounding.

(1)	The “Incoming Subscribers” metric reports WW subscribers in Company-owned operations at a given period start.
(2)	The “End of Period Subscribers” metric reports WW subscribers in Company-owned operations at a given period end.
(3)

The “Monthly Subscription Revenues Per Average Subscriber” metric reports the monthly fees associated with subscriptions for the Company’s offerings divided by the Average Subscriber for its businesses. Monthly Subscription Revenues for year-to-date periods for each respective business is calculated as Subscription Revenues divided by the number of months in the respective year-to-date period. The “Average Subscriber” for year-to-date periods for each respective business is the average of its Incoming Subscribers at the beginning of the fiscal year and its End of Period Subscribers for each quarter end within the respective year-to-date period.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

	Successor				Predecessor
	Three Months Ended September 30, 2025				Three Months Ended September 28, 2024
	Gross Profit	Marketing Expenses	Product Development Expenses	Selling, General, and Administrative Expenses	Gross Profit	Marketing Expenses	Product Development Expenses	Selling, General, and Administrative Expenses
GAAP	$124,111	$48,404	$7,550	$60,122	$129,496	$44,402	$10,048	$57,046
% of Revenue	72.1%	28.1%	4.4%	34.9%	67.1%	23.0%	5.2%	29.6%

Adjustments:
Transaction Costs (1)	$—	$—	$—	$(9,126)	$—	$—	$—	$—
Depreciation and Amortization Expenses	5,135	—	(58)	(20,301)	6,362	—	(126)	(2,668)
Restructuring Charges (2)	23	—	—	(99)	3,820	—	—	(9,986)
Former CEO Separation Expenses (3)	—	—	—	—	—	—	—	(3,858)

Total Adjustments	$5,158	$—	$(58)	$(29,525)	$10,182	$—	$(126)	$(16,512)

Adjusted	$129,269	$48,404	$7,492	$30,597	$139,678	$44,402	$9,922	$40,534
% of Revenue	75.1%	28.1%	4.4%	17.8%	72.4%	23.0%	5.1%	21.0%

Currency Adjustment	(2,179)	(170)	—	(116)	N/A	N/A	N/A	N/A

Constant Currency	$121,932	$48,234	$7,550	$60,006	N/A	N/A	N/A	N/A
% of Revenue	71.9%	28.4%	4.5%	35.4%	N/A	N/A	N/A	N/A

Adjusted Constant Currency	$127,089	$48,234	$7,492	$30,480	N/A	N/A	N/A	N/A
% of Revenue	74.9%	28.4%	4.4%	18.0%	N/A	N/A	N/A	N/A

Note: Totals may not sum due to rounding.

(1)	Certain non-recurring transaction costs related to strategic alternatives and the Company’s Chapter 11 financial reorganization.
(2)

Restructuring charges consist of expenses associated with the reduction in headcount as a result of certain strategic re-alignments. Restructuring charges include the previously disclosed 2024 restructuring plan, 2023 restructuring plan and 2022 restructuring plan.

(3)	Certain non-recurring expenses in connection with the separation from the Company of its former Chief Executive Officer.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

	Successor				Predecessor
	Period from June 25, 2025 through September 30, 2025				Period from December 29, 2024 through June 24, 2025				Nine Months Ended September 28, 2024
	Gross Profit	Marketing Expenses	Product Development Expenses	Selling, General, and Administrative Expenses	Gross Profit	Marketing Expenses	Product Development Expenses	Selling, General, and Administrative Expenses	Gross Profit	Marketing Expenses	Product Development Expenses	Selling, General, and Administrative Expenses
GAAP	$133,020	$51,188	$8,236	$62,975	$263,384	$110,871	$25,281	$78,480	$404,590	$188,260	$33,285	$140,456
% of Revenue	72.2%	27.8%	4.5%	34.2%	72.4%	30.5%	7.0%	21.6%	67.3%	31.3%	5.5%	23.4%

Adjustments:
Transaction Costs (1)	$—	$—	$—	$(9,308)	$—	$—	$—	$(20,873)	$—	$—	$—	$—
Depreciation and Amortization Expenses	5,465	—	(62)	(21,647)	8,650	—	(115)	(5,440)	18,978	—	(513)	(9,612)
Restructuring Charges (2)	23	—	—	(99)	(2,455)	—	—	(2,333)	6,173	—	—	(15,349)
Former CEO Separation Expenses (3)	—	—	—	—	—	—	—	—	—	—	—	(3,858)

Total Adjustments	$5,488	$—	$(62)	$(31,054)	$6,195	$—	$(115)	$(28,646)	$25,151	$—	$(513)	$(28,819)

Adjusted	$138,508	$51,188	$8,174	$31,921	$269,579	$110,871	$25,166	$49,835	$429,741	$188,260	$32,772	$111,637
% of Revenue	75.2%	27.8%	4.4%	17.3%	74.1%	30.5%	6.9%	13.7%	71.4%	31.3%	5.4%	18.6%

Currency Adjustment	(2,391)	(189)	—	(133)	(458)	103	—	(21)	N/A	N/A	N/A	N/A

Constant Currency	$130,629	$50,999	$8,236	$62,842	$262,926	$110,974	$25,281	$78,459	N/A	N/A	N/A	N/A
% of Revenue	71.9%	28.1%	4.5%	34.6%	72.4%	30.6%	7.0%	21.6%	N/A	N/A	N/A	N/A

Adjusted Constant Currency	$136,117	$50,999	$8,174	$31,788	$269,122	$110,974	$25,166	$49,813	N/A	N/A	N/A	N/A
% of Revenue	75.0%	28.1%	4.5%	17.5%	74.1%	30.6%	6.9%	13.7%	N/A	N/A	N/A	N/A

Note: Totals may not sum due to rounding.

(1)	Certain non-recurring transaction costs related to strategic alternatives and the Company’s Chapter 11 financial reorganization.
(2)

Restructuring charges consist of expenses associated with the reduction in headcount as a result of certain strategic re-alignments. Restructuring charges include the previously disclosed 2024 restructuring plan, 2023 restructuring plan and 2022 restructuring plan.

(3)	Certain non-recurring expenses in connection with the separation from the Company of its former Chief Executive Officer.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

	$		$		$		$		$
	Successor				Predecessor
	Three Months Ended September 30, 2025		Period from June 25, 2025 through September 30, 2025		Period from December 29, 2024 through June 24, 2025		Three Months Ended September 28, 2024		Nine Months Ended September 28, 2024
Net (Loss) Income		$(57,516)		$(56,262)		$1,118,103		$(46,192)		$(370,824)
Net (Loss) Income Margin		(33.4%)		(30.5%)		307.5%		(23.9%)		(61.6%)

Interest		12,052		12,975		38,664		28,619		81,923
Taxes		53,157		52,634		1,669		(27,342)		12,270
Depreciation and Amortization Expenses		25,493		27,174		14,201		9,155		29,103
Stock-based Compensation		—		—		4,032		824		5,966

EBITDA		$33,186		$36,521		$1,176,669		$(34,936)		$(241,562)
EBITDA Margin		19.3%		19.8%		323.6%		(18.1%)		(40.2%)

Franchise Rights Acquired Impairments		—		—		27,549 (1)		57,045 (2)		315,033 (3)
Reorganization Items, net (4)		—		—		(1,143,918)		—		—
Transaction Costs (5)		9,126		9,308		20,873		—		—
Restructuring Charges (6)		122		122		(122)		13,806		21,522
Former CEO Separation Expenses (7)		—		—		—		3,858		3,858
Other (8)		342		1,274		6,685		3,112		1,429

Adjusted EBITDA		$42,776		$47,225		$87,736		$42,885		$100,280

Adjusted EBITDA Margin		24.9%		25.6%		24.1%		22.2%		16.7%

Note: Totals may not sum due to rounding.

(1)	The Company’s franchise rights acquired impairment charge related to its United States unit of account.
(2)	The Company’s franchise rights acquired impairment charges of $54,295 and $2,750 related to its United States and United Kingdom units of account, respectively.
(3)

The Company’s franchise rights acquired impairment charges of $305,726, $4,074, $2,905 and $2,328 related to its United States, Australia, United Kingdom and New Zealand units of account, respectively.

(4)

The net reorganization gain related to the Company’s emergence from its Chapter 11 financial reorganization and primarily consisted of the gain on settlement of liabilities subject to compromise and the impacts of fresh start valuation adjustments.

(5)	Certain non-recurring transaction costs related to strategic alternatives and the Company’s Chapter 11 financial reorganization.
(6)

Restructuring charges consist of expenses associated with the reduction in headcount as a result of certain strategic re-alignments. Restructuring charges include the previously disclosed 2024 restructuring plan, 2023 restructuring plan and 2022 restructuring plan.

(7)	Certain non-recurring expenses in connection with the separation from the Company of its former Chief Executive Officer.
(8)	Primarily consists of the impact of foreign exchange gains and losses.